Exhibit 3.65

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

VEOLIA ES EVERGREEN LANDFILL, INC.

Domestic Profit Corporation

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 12th day of January, 2000 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 6th day of November, 2012

State of Georgia 1776

Brian P. Kemp

Secretary of State

Certification Number: 94 07728-1 Reference: Verify this certificate online at http://corp.sos/state.ga.us/corp/soskb/verify.asp

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CONTROL NUMBER:	0002515
EFFECTIVE DATE:	01/12/2000
COUNTY:	FULTON
REFERENCE:	0077
PRINT DATE:	01/13/2000
FORM NUMBER:	311

C T CORPORATION SYSTEM

ATTN: AMY RICHARDS

208 SOUTH LASALLE STREET

CHICAGO, IL 60604

CERTIFICATE OF INCORPORATION

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

SUPERIOR PINE RIDGE LANDFILL, INC.

A DOMESTIC PROFIT CORPORATION

has been duly incorporated under the laws of the State of Georgia on the effective date stated above by the filing of articles of incorporation in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

State of Georgia 1776

Cathy Cox

Secretary of State

ARTICLES OF INCORPORATION

OF

SUPERIOR PINE RIDGE LANDFILL, INC.

Pursuant to the provisions of the Georgia Business Corporation Act, the undersigned incorporators submits the following articles of incorporation.

FIRST: The name of the corporation is: Superior Pine Ridge Landfill, Inc.

SECOND: The number of shares the corporation is authorized to issue is: 9,000

THIRD: The street address of the initial registered office of the corporation is c/o C T Corporation System, 1201 Peachtree Street, NE, Atlanta, Fulton County, Georgia 30361, and the initial registered agent at that office is C T Corporation System.

FOURTH: The name and address of each incorporator is:

Lisa Baker

208 S LaSalle Street

Chicago, IL 60604

Amy Richards

208 S LaSalle Street

Chicago, IL 60604

FIFTH: The mailing address of the initial principal office of the corporation is: 125 S. 84th Street, Suite 200, Milwaukee, WI 53214

SIXTH: The names and addresses of the persons who are to serve as initial directors are:

G.W. “Bill” Dietrich

125 S. 84th Street

Suite 200

Milwaukee, WI 53214

George K. Farr

125 S. 84th Street

Suite 200

Milwaukee, WI 53214

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 11th day of January, 2000.

Lisa Baker

Amy Richards

Action of Incorporators

The undersigned, being the incorporators of Superior Pine Ridge Landfill, Inc., a Georgia Corporation, do hereby take the following action as of January 11, 2000.

The following person(s) are hereby elected as director (s) of this corporation, to service until a successor is elected:

G. W. “Bill” Dietrich

George K Farr

Amy Richards

Lisa Baker

OFFICE OF SECRETARY OF STATE

CORPORATIONS DIVISION

Suite 315, West Tower, 2 Martin Luther King Jr., Drive

Atlanta, Georgia 30334-1530

(404) 656-2817

Registered agent, officer entity status information on the Internet

http://www.sos.state.ga.us

State of Georgia 1776

Lewis A. Massey

Secretary of State

Cathy Cox

Assistant Secretary of State – Operations

Warren H. Rary

Director

TRANSMITTAL INFORMATION

GEORGIA PROFIT OR NONPROFIT CORPORATIONS

Docket # 00130544	Pending # p313691	Control #

Docket Code 311	Date Filed 1/12/2000	Amount Received 60	Check/Receipt# 107146151

Type Code DP	Examiner 77	Jurisdiction(County) Code Fulton

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM.

1.	Corporate Name Reservation Number 000130485

Corporate Name SUPERIOR PINE RIDGE LANDFILL, INC.

2.	Applicant/Attorney CT Corporation System Attn: Amy Richards

208 South LaSalle Street

Chicago IL 60604

I understand that the information on this form will be entered in the Secretary of State business registration database. I certify that a Notice of Incorporation or Notice of Intent to Incorporate with a publishing fee of $40.00 has been or will be mailed or delivered to the authorized newspaper as required by law. Mail or deliver to the Secretary of State, at the above address, the following:

1)	This transmittal form

2)	The original and one copy of the Articles of Incorporation

3)	a filing fee of $60.00 payable to Secretary of State. Filing fees are NON-refundable.

Authorized Signature Date

Registered agent, officer, entity status information on the Internet: http://www.sos.state.ga.us

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

DOCKET NUMBER:	001020967
CONTROL NUMBER:	0002515
EFFECTIVE DATE	04/11/2000
REFERENCE:	0091
PRINT DATE:	04/11/2000
FORM NUMBER:	611

CT CORPORATION SYSTEM

PATTIE HARDY

1201 PEACHTREE STREET, NE

ATLANTA, GA 30361

CERTIFICATE OF NAME CHANGE AMENDMENT

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

SUPERIOR PINE RIDGE LANDFILL, INC.

A DOMESTIC PROFIT CORPORATION

has filed articles of amendment in the Office of the Secretary of State changing its name to

ONYX EVERGREEN LANDFILL, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

State of Georgia 1776

Cathy Cox

Secretary of State

ARTICLES OF AMENDMENT

Pursuant to the provisions of the Georgia Business Corporation Code, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:

1. The name of the corporation is: Superior Pine Ridge Landfill, Inc.

2. The text of each amendment is: The name of the corporation is Onyx Evergreen Landfill, Inc.

3. The date of adoption of each amendment is: April 6, 2000.

4. The amendment was approved by the shareholders of the corporation in accordance with the provisions of Code Section 14-2-1003.

5. The corporation certifies that the request for publication of a notice of intent to file articles of amendment to change the name of the corporation will be made as required by Section 14-2-1006.1(b).

Date: April 6, 2000

SUPERIOR PINE RIDGE LANDFILL, INC.

By
Scott S. Cramer, Assistant Secretary
Control No. 0002515

STATE OF GEORGIA

Secretary of State

Corporations Division

315 West Tower

#2 Martin Luther King, Jr. Dr.

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

AMENDMENT

NAME CHANGE

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

ONYX EVERGREEN LANDFILL, INC.

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State changing its name to

VEOLIA ES EVERGREEN LANDFILL, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on

July 1, 2006

State of Georgia 1776

Cathy Cox

Secretary of State

Control No: 0002515

Date Filed: 04/01/2006 12:00 AM

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

Pursuant to the provisions of the Georgia Business Corporation Code, the undersigned corporation hereby amends its Articles of Incorporation, and for that purpose, submits the following statement:

1. The name of the corporation is: Onyx Evergreen Landfill, Inc.

2. The text of the amendment is:

FIRST: The name of the corporation is Veolia ES Evergreen Landfill, Inc.

These Articles of Amendment shall have a delayed effective date of July 1, 2006.

3. The date of adoption of these Articles of Amendment by the shareholders of the corporation is December 31, 2005.

4. The amendment was approved by the shareholders of the corporation in accordance with the provisions of Code Section 14-2-1003.

5. The corporation certifies that the request for publication of a notice of intent to file articles of amendment to change the name of the corporation will be made as required by Section 14-2-1006.1(b).

Dated: June 6, 2006    ONYX EVERGREEN LANDFILL, INC.

By:
Henry P. Karius, Assistant Treasurer

Control No: 0002515

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

AMENDMENT

NAME CHANGE

I, Brian P. Kemp, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

VEOLIA ES EVERGREEN LANDFILL, INC.

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 12/03/2012 changing its name to

ADVANCED DISPOSAL SERVICES

EVERGREEN LANDFILL, INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on December 3, 2012

State of Georgia 1776

Brian P. Kemp

Secretary of State

Control No: 0002515

Date Filed: 12/03/2012 08:00AM

Office Of the Secretary Of State

Corporations Division

Articles Of Amendment

Of

Articles Of Incorporation

State of Georgia 1776 Brian P. Kemp Secretary of State

Article One

The Name Of The Corporation Is:

Veolia ES Evergreen Landfill, Inc.

Article Two

The Corporation Hereby Adopts The Following Amendment To Change The Name Of The Corporation The New Name Of The Corporation Is:

Advanced Disposal Services Evergreen Landfill, Inc.

Article Three

☐ The amendment was Duly Adopted By The Following Method (choose one box only):

☐ The amendment was adopted by the incorporators prior to the issuance of shares.

☒ The amendment was adopted by a sufficient vote of the shareholders.

☐ The Amendment Was Adopted By The Board Of Directors Without Shareholder Action As Shareholder Action Was Not Required.

Article Four

The date Of The Adoption Of The Amendment(s) Was: November 20, 2012

Article Five

The undersigned does hereby certify that a notice to publish the filing of articles of amendment to change the corporation’s name along with the publication fee of $40.00 has been forwarded to the legal organ of the county of the registered office as required by O.C.G.A. §14-2-1006.1

IN WITNESS WHEREOF, the undersigned has executed these Articles Of Amendment

On November 29, 2012

(Date)

Assistant Secretary

(Signature and Capacity in Which Signing)

Form CD100

Email Address CSBrown@winston.com

State of Georgia

Expedite Name change

NOTICE OF CHANGE OF CORPORATE NAME

Notice is given that articles of amendment which will change the name of:

Veolia ES Evergreen Landfill, Inc.    (present corporate name)

to Advanced Disposal Services Evergreen Landfill, Inc.      (proposed corporate name)

have been delivered to the Secretary Of State for filing in accordance with the Georgia Business Corporation Code. The registered office of the corporation is located at:

CT Corporation System	(Address of registered office)

1201 Peachtree Street

Atlanta, GA 30361

Fulton County, GA